UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 16, 2003

Silicon Valley Bancshares

(Exact name of registrant as specified in its charter)

Delaware	33-41102	91-1962278
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

3003 Tasman Drive, Santa Clara, CA 95054-1191

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (408) 654-7400

Item 9. Regulation FD Disclosure

                Silicon Valley Bancshares (“the Company”) is placing on file as Exhibit 99 a copy of the Company’s financial results for the quarter ended December 31, 2002.  Final financial statements with additional analyses will be filed as part of the Company’s Form 10-K for the year ended December 31, 2002.

Item 7. Exhibits

(c) Exhibits

99        Silicon Valley Bancshares financial results for the quarter ended December 31, 2002.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SILICON VALLEY BANCSHARES

Date: January 16, 2003	/s/ Donal D. Delaney
Donal D. Delaney
Controller
(Principal Accounting Officer)